[PHOTO]

INVESTEC FUNDS SEMI-ANNUAL REPORT
JUNE 30, 2002

                                                [INVESTEC ASSET MANAGEMENT LOGO]

                                                  Table of contents

PRESIDENT'S LETTER TO SHAREHOLDERS                      1
FUND PROFILES AND SCHEDULES OF INVESTMENTS
Asia Focus Fund                                         3
China & Hong Kong Fund                                 10
Mainland China Fund                                    16
Wired-Registered Trademark- Index Fund                 23

COMBINED FINANCIAL STATEMENTS
Statements of Assets and Liabilities                   29
Statements of Operations                               30
Statements of Changes in Net Assets                    31

FINANCIAL HIGHLIGHTS                                   32

NOTES TO FINANCIAL STATEMENTS                          36

INVESTEC FUNDS INFORMATION                             42

Investec Funds                          Letter to Shareholders

Dear Shareholder,

The news on June 25th, that the American telecom company WorldCom Inc had miss-stated its financial position by nearly $4 billion could not have come at worse moment for the U.S. economy and stock market. The S&P 500 had already fallen by around 15%, the U.S. dollar was steadily weakening and consumer confidence was looking more fragile.

As the first half of the year has progressed there seemed to be a constant series of revelations of executive excess, malfeasance and fraudulent behavior in predominantly but not limited to, the United States. There is every reason for private investors and institutional investors to feel betrayed and distrustful of corporate executives.

At times such as these putting current circumstances into a historical perspective can be helpful. To this end we would offer the following:

One of the true strengths of the United States economy has been its flexibility and resilience. During the past twenty years it has demonstrated an ability to successfully cope with a wide range of, at the time, apparently terminal financial problems.

In a rough chronological order the list of problems begins with the run away inflation of the early 1980's that, when properly addressed by the administration and the Federal Reserve Board vanished more quickly than many economists expected.

The banking and thrift crisis during the first Bush Presidency bore certain similarities to the banking conditions leading to the Great Depression. In 1988 the Federal Savings and Loan Insurance Corporation (FSLIC) insurance fund was reported to be minus $75 billion and the ratio of losses to all insured deposits rose to 1.48 percent a level only exceeded in 1933. While the crisis reached a peak in the five years from 1988 to 1994 over the full fifteen years between 1980 and 1995 some 2,912 federally insured depository institutions failed with a combined total of $924 billion in assets. Yet this crisis was successfully dealt with through the Financial Institutions Reform Recovery and Enforcement Act of August 1989 that established the Resolution Trust Corporation.

The 1987 stock market crash, that occurred shortly after the appointment of Chairman Greenspan, which many economists at the time believed was a precursor for the next 1929 depression. The Federal Reserve Board coordinated a global monetary policy easing that created the necessary conditions for recovery and the system survived.

More recently in 1997/98 the Asian and Russia crisis, despite predictions to the contrary, failed to undermine and destabilize U.S. economy. Also in 1998 an obscure arbitrage fund, Long Term Capital Management, had managed to amass an amazing $100 billion in assets, virtually all of it borrowed from major U.S. and international banks. This enormous debt financed literally thousands of derivative contracts that entwined the Fund with every bank on Wall Street and covered over $1 trillion worth of exposure that threatened the financial system. When the Federal Reserve summoned Wall Street's leading Banks to underwrite a bailout the Fund's capital had in a matter of weeks, collapsed from over $4.7 billion to less than $500 million.

At each crisis there was recognition, although sometimes delayed, by both the government and the private sector of the problem and a willingness to do what was necessary to rectify it. We believe that in current circumstance the same pattern is being followed. While it appears that it has taken some time for the regulators, government and business to realize the extent of executive excess, malfeasance and fraudulent behavior action is happening.

The Securities and Exchange Commission (SEC) and the New York Stock Exchange are releasing new standards. Congress is addressing the issue of reforming the accountancy standards. In a speech in early July President Bush unveiled plans to double the maximum jail sentence for corrupt chief executives to ten years; strengthen the policing of Wall Street with the formation of a new fraud task force; and increase the funding to the SEC by $100 million. These measures will take time to take effect but the ground rules for corporate America are certainly changing. Immoral and illegal behavior is not acceptable and will not be ignored.

While more scandals may emerge we believe that, as before, the public and private sector have recognized the problem and are moving to rectify it.

                                                                 ---------------

Investec Funds                          Letter to Shareholders

In our opinion while the short term may be unpleasant there is no doubt that the U.S. economy and stock market will not only survive the current difficulties but also emerge stronger in the long run.

Alan C. Greenberg, Chairman Bear Stearns, wrote in one of his celebrated Memo's "The bear market will end and it can end quickly" and "a bell will not ring to prepare you for the good times."*

We invite you to visit our website at www.investecfunds/us.com for fund updates and regional market news.

Finally, thank you for the trust you have placed in us to assist you in meeting your investment needs.

Sincerely,

/s/ Royce Brennan
Royce Brennan
President

*Memos from the Chairman by Alan C. Greenberg, Workman Publishing, New York 1996, page 92

---------------
2

Investec Funds                          Asia Focus Fund

Report for the Half Ended
June 30, 2002

1. Performance

                                   6 MONTHS        9 MONTHS         12 MONTHS       24 MONTHS
Fund                                    +9.06%          +49.45%          +15.02%          -7.28%
Benchmark Index:
  MSCI AC Far East ex Japan              +4.2%           +35.6%            +7.3%          -14.6%
  S&P 500                               -13.8%            -4.9%           -19.2%          -16.4%

During the first half of 2002 the Fund outperformed the MSCI AC Far East Free ex Japan Index. The Fund is also ahead of this benchmark over the last nine, twelve and twenty-four months. Asia has also been one of the better performing regions as both the US and European stock market indices fell sharply during the first six months of 2002.

2. Portfolio Construction

                                          28.06.02  28.06.02
                                             %       INDEX
Hong Kong                                      18        22
Taiwan                                         16        18
Singapore                                       5        11
Malaysia                                       11         7
Thailand                                        3         2
South Korea                                    41        29
Indonesia                                       0         2
Philippines                                     0         1
China                                           6         8
Cash                                            0         0
                                           ------    ------
                                              100       100
                                           ======    ======

We have focused the portfolio heavily on companies that are doing better than the consensus expectations. To find these stocks we have concentrated on companies that have positive earnings revisions. We have then narrowed down this list by looking for companies that are earning excess returns on invested capital and share prices that are cheap. We have not been constrained by the benchmark weightings and therefore our relative returns may be volatile.

Currently our process has focused the Fund heavily in South Korea and Malaysia when compared to the benchmark. In South Korea, consumer confidence is high, buoyed by a strong economy, a secular shift in corporate profitability, an export sector that is gaining share, and low unemployment. This is leading to a reduction in the savings rates (to around 30% from 40%) and therefore strong growth in consumer spending. We expect the retail and consumer product sectors to do very well. The South Korean banking sector is benefiting from a shift to risk-adjusted pricing for loans. This has led to strong growth in personal loans (mortgages and credit cards) and a reduction in low-interest chaebol lending.

The Hong Kong economy is struggling and therefore there are not many larger companies that are exceeding expectations. However Esprit, Techtronics, and Texwinca are exceptions and are doing very well.

                                                                 ---------------

Investec Funds                          Asia Focus Fund

Report for the Half Ended
June 30, 2002 -- (Continued)

3. Outlook & Strategy

A Comparison between the US and Asia

Valuations

Despite the very poor performance, the US stock market is still very expensive by historical standards. On a reported basis the S&P 500 Index is trading at 39.1x earnings. From 1986 to 1996 (the eleven year period before the bubble stock market) the S&P 500 Index averaged 18.4x with a peak multiple of 26.5x.

The US stock market therefore appears to be pricing-in a period of well-above average profit growth. If the market were to return to average p/e levels, and therefore be pricing in an average period of profit growth the US stock market would have to fall by a further 50%.

By contrast, the ASIAN stock markets are trading at much lower valuation levels. According to a leading broker, the simple p/e ratio for Asia is 12.4x.

The dividend yield in Asia is 3.0%, twice the level of the US.

By both measures the Asian stock markets would appear to be priced, at most, at 50% of the level of the US stock market.

This could be explained if either the US companies earnings were better than Asian companies or if the prospects for corporate profit growth in the US were much better than Asia.

According to both CLSA and HSBC Securities, US and Asian corporates are expected to earn similar returns on equity in 2002. Both are expected to average around 12%. In terms of momentum Asian returns have been steadily improving from 0.5% in 1998 while US returns have been falling.

If US companies are not earning better returns, is the backdrop for profit growth better?

Economic Backdrop

After performing dismally throughout the 1980's US economic growth accelerated in the 1990's. The primary engine for this acceleration in economic growth was the US consumer. There was no economic miracle, simply the US personal savings rate fell steadily throughout the 1990's until by the late 1990's the US consumer had used up all of his potential when the saving rate reached zero. Private sector credit growth averaged 13.8% YoY between 1995 and 2000, compared to nominal GDP growth of just 5.8% YoY. Both the consumer and corporate sectors now shoulder record-high levels of debt, in both absolute dollars and relative to GDP.

It is inevitable that a deleveraging must take place and therefore in the next cycle in the US is likely to be one of very subdued consumption growth (below the levels of income growth) as the savings rate is built-up. This is what has happened in Japan since 1990 and in the US in the early 1930's. The US economy is therefore likely to grow at a slow pace when compared to regions where there is no need for deleveraging.

Against this backdrop, it is very difficult to see the US going through the above-average period of corporate profit growth that the US stock market is currently discounting.

In sharp contrast to the US consumer, the ASIAN private sector has a very high savings rate (typically over 30%). Throughout the 1980's and 1990's this high savings rate was used to finance heavy levels of corporate investment. However since 1998 investment levels have slowed as Asia's corporates have focused on generating higher returns on the

---------------
4

Investec Funds                          Asia Focus Fund

Report for the Half Ended
June 30, 2002 -- (Continued)

invested capital. This has sharply increased Asia's profitability and has left the region with an excess of savings. Interest rates have therefore fallen and the Asian consumer has shown signs of reducing his savings and increasing his retail sales. According to the Asian Development Bank in 1999 China had a savings rate of 39% and South Korea 34%. Both have retail sales currently growing at around 10%. Although Malaysia and Thailand do not report aggregate retail sales, their savings rate in 1999 were 47% and 33% respectively.

Asian economic growth in the coming years will be domestically driven with consumption growing at a faster rate than incomes and leading GDP growth. When compared with the exhausted and heavily indebted US consumer, the Asian consumer offers significant potential.

The backdrop for economic growth in Asia in the coming years therefore appears to be significantly more attractive than in the United States.

Conclusion

The US stock market is in a post-bubble environment. For a prolonged period, economic growth is likely to be below historic average rates. The stock market is still pricing in strong growth in corporate profits and therefore is at best likely to give poor returns.

The Asian economies are likely to grow more rapidly, led by the consumer. Profit growth should be very healthy, yet the stock markets are trading at less than half the levels of the US.

ROBERT CONLON
Hong Kong

PAST PERFOMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's five-year and average annual total return since inception (April 29, 1996) through June 30, 2002 were -16.42% and -9.32%, respectively.

                                                                 ---------------

Investec Funds                          Asia Focus Fund

Fund Highlights

at June 30, 2002 (Unaudited)

Fund Managers: Robert Conlon; Agnes Chow

      # of Holdings in Portfolio:                   41
      Portfolio Turnover:                           103.5%
      % of Stocks in Top 10:                         40.9%

Top 10 Holdings (% of net assets)
      Samsung Electronics                             8.8%
      Kookmin Bank                                    5.1%
      Taiwan Semiconductor Manufacturing Co. Ltd.     4.1%
      Hong Kong Electic Holdings                      3.4%
      Hyundai Mobis                                   3.4%
      Shinhan Financial Group Ltd.                    3.4%
      Texwinca Holdings Ltd.                          3.3%
      Resorts World Berhad                            3.2%
      ChinaTrust Financial Holding                    3.1%
      Posco                                           3.1%

Top 5 Sectors (% of net assets)
      Electronics                                    14.6%
      Banking                                        13.3%
      Retail                                          9.6%
      Semiconductor Components                        5.8%
      Airlines                                        4.6%

Top 5 Countries (% of net assets)
      South Korea                                    41.3%
      Hong Kong                                      23.4%
      Taiwan                                         15.8%
      Malaysia                                       11.0%
      Singapore                                       4.7%

---------------
6

Investec Funds                          Asia Focus Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited)

Shares        Common Stocks: 99.3%                           Value
------------------------------------------------------------------------------

              HONG KONG: 23.4%
  410 000     Cathay Pacific Airways                         $        628 161
  700 000     Chaoda Modern Agriculture (Holdings), Inc.              253 534
  380 000     CNOOC Ltd.                                              509 119
  302 840     Esprit Holdings Ltd.                                    580 462
  640 000     Global Bio-Chem Technology Group Co. Ltd.               240 008
  200 000     Hong Kong Electic Holdings                              747 460
  310 000     Kingboard Chemicals Holdings Ltd.                       274 240
   63 000     Sun Hung Kai Properties Ltd.                            478 573
  760 000     Techtronic Industries Co.                               647 969
  840 000     Texwinca Holdings Ltd.                                  721 562
                                                             ----------------
                                                                    5 081 088
                                                             ----------------

              MALAYSIA: 11.0%
  220 000     Gamuda Berhad                                           361 842
  177 000     Perusahaan Otomobil Nasional                            444 829
  230 000     Public Finance Berhad                                   453 947
  250 000     Resorts World Berhad                                    697 368
  334 000     Sime Darby Berhad                                       439 474
                                                             ----------------
                                                                    2 397 460
                                                             ----------------

              SINGAPORE: 4.7%
  730 000     Comfort Group Ltd.                                      306 106
   50 000     DBS Group Holdings Ltd.                                 351 324
   50 000     Singapore Airlines Ltd.                                 365 491
                                                             ----------------
                                                                    1 022 921
                                                             ----------------

              SOUTH KOREA: 41.3%
    7 000     CJ39 Shopping                                           479 468
   21 920     Hana Bank                                               313 403
   21 000     Hyundai Department Store Co. Ltd.                       640 648
   35 000     Hyundai Mobis                                           738 986
   18 000     Hyundai Motor Co.                                       540 898
   22 847     Kookmin Bank                                          1 109 115
      800     Lotte Chilsung Beverage Co Ltd                          551 953
    6 000     Posco                                                   665 835
    7 030     Samsung Electronics                                   1 922 585
   10 500     Samsung Fire and Marine Insurance                       645 885
    3 000     Samsung SDI Co. Ltd.                                    232 419

                                                                 ---------------

Investec Funds                          Asia Focus Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited) -- (Continued)

Shares        Common Stocks: 99.3%                           Value
------------------------------------------------------------------------------
   52 000     Shinhan Financial Group Ltd.                   $        734 830
    2 284     Shinsegae Department Stores                             387 312
                                                             ----------------
                                                                    8 963 337
                                                             ----------------

              TAIWAN: 15.8%
  145 600     Benq Corp.                                              235 331
  760 000     Chinatrust Financial Holding*                           671 057
  136 400     Hon Hai Precision Industry                              557 276
   53 000     Lite-On It Corp.                                        219 710
   16 000     Mediatek                                                204 969
   88 500     Realtek Semiconductor Corp.                             316 544
  434 908     Taiwan Semiconductor Manufacturing Co. Ltd. *           885 176
  287 150     United Microelectronics Corp. *                         344 649
                                                             ----------------
                                                                    3 434 712
                                                             ----------------

              THAILAND: 3.1%
  280 000     Bangkok Bank Plc Co. Ltd. *                             461 835
  200 000     Kiatnakin Finance Plc                                   202 263
                                                             ----------------
                                                                      664 098
                                                             ----------------
TOTAL COMMON STOCKS
  (cost $19,907,695)                                               21 563 616
                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $19,907,695): 99.3%                                        21 563 616
Other Assets less Liabilities: 0.7%                                   157 055
                                                             ----------------
NET ASSETS: 100.0%                                           $     21 720 671
                                                             ----------------
                                                             ----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
8

Investec Funds                          Asia Focus Fund

Schedule of Investments by Industry
at June 30, 2002 (Unaudited)

                                                    % of
Industry                                            Net Assets

---------------------------------------------------------------
Agricultural Operations                                    1.2%
Airlines                                                   4.6
Auto Manufacturer                                          2.0
Automobiles                                                2.5
Automotive Equipment                                       3.4
Banking                                                   13.3
Computer Equipment                                         3.6
Construction                                               1.7
Consumer Related                                           3.3
Diversified Financial Services                             3.4
Diversified Operations                                     2.0
Electric -- Integrated                                     3.4
Electric -- Products                                       3.0
Electronics                                               14.6
Entertainment                                              3.2
Finance                                                    4.4
Food & Beverage                                            3.6
Oil & Gas                                                  2.3
Property/Casualty Insurance                                3.0
Real Estate                                                2.2
Retail                                                     9.6
Semiconductor Components                                   5.8
Steel -- Producers                                         3.1
                                                    ----------
TOTAL INVESTMENTS IN SECURITIES                           99.3
Other Assets less Liabilities                              0.7
                                                    ----------
NET ASSETS                                               100.0%
                                                    ----------
                                                    ----------

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

Report for the Half Ended
June 30, 2002

1. Performance

                                                                                     3 YEARS
                                   6 MONTHS        9 MONTHS         12 MONTHS       ANNUALISED
Fund                                    -0.60%          +15.90%          -13.79%          -3.28%
Benchmark Index:
  Hang Seng                              -5.3%            +8.8%           -16.3%           -5.3%
  S&P 500                               -13.8%            -4.9%           -19.2%          -10.3%

During the first half of 2002 the Fund outperformed the Hang Seng Index. The fund is also ahead of this benchmark over the last nine, twelve and thirty-six months. Hong Kong has been one of the weaker Asian markets but has still been more defensive than the US and European stock market indices, which fell sharply during the first six months of 2002.

2. Portfolio Construction

                                          28.06.02  28.06.02
                                             %       INDEX
Banks                                          23        35
Real Estate                                    16        15
Diversified                                    15        14
Industrial                                     14         6
Consumer                                       11         1
Telecom                                        10        19
Transport                                       6         4
Utility                                         5         6
Cash                                            0         0
                                           ------    ------
                                              100       100
                                           ======    ======

We have focused the portfolio heavily on companies that are doing better than the consensus expectations. To find these stocks we have concentrated on companies that have positive earnings revisions. We have then narrowed down this list by looking for companies that are earning excess returns on invested capital and share prices that are cheap.

The Chinese economy has much stronger than expected in the first half of 2002. Exports have been growing as China increases market share in world trade. As a consequence industrial output beat expectations and economic growth forecasts for the year are being revised up. Consumers are also more confident against this backdrop with retail sales growing steadily. The fund has increased its exposure to China-related businesses mainly in the transport, industrial and consumer sectors.

The Hong Kong economy is struggling with deflation and low consumer confidence. Therefore there are not many larger companies that are exceeding expectations. However the mid-cap sector is performing well where there is good value to be found among higher returning businesses such as Esprit, Texwinca and Techtronics, for example.

3. Outlook & Strategy

Strong economic growth in Mainland China seems set to continue given strong trade, industrial output and government measures to boost spending. China's entry into the WTO is having an impact although perhaps not as fast as some would wish. Nevertheless, tariffs continue to fall and the programme of industrial reform is moving forward. In the second

---------------
10

Investec Funds                          China & Hong Kong Fund

Report for the Half Ended
June 30, 2002 -- (Continued)

half of 2002 there will be changes in the top tier of the Chinese leadership. This is expected to be a smooth transition although more gradual than initially thought. The President, Jiang Zemin, will not step back entirely but this will probably add to stability rather than detract from it.

Hong Kong will have to wait for an improvement in the external environment before the economy starts to pick up. Trade and services form the major component of the economy, which is sensitive to changes in the global environment. An improvement would contribute to an rising consumer confidence and better job security neither of which is evident at present. On the plus side, there has been a pick-up in trade volumes going through the Hong Kong port. We have also seen some stabilization in the real estate sector and would expect to see higher transaction volume in the last quarter of the year.

The portfolio will continue to focus on companies that generate excess returns on capital, offer good value and for which profit expectations are increasing. This leads us towards companies that have a significant proportion of China-related business. This would include transport, industrial and consumer companies. The oil sector, particularly exploration and production, also looks very attractive.

EDMUND HARRISS
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's five-year and average annual total return since inception (June 30, 1994) through June 30, 2002 were -7.03% and 2.16%, respectively.

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

Fund Highlights

at June 30, 2002 (Unaudited)

Fund Managers: Edmund Harriss

      # of Holdings in Portfolio:                   34
      Portfolio Turnover:                           28.3%
      % of Stocks in Top 10:                        54.5%

Top 10 Holdings (% of net assets)
      HSBC Holdings Plc                              8.1%
      Sun Hung Kai Properties                        7.9%
      China Mobile (Hong Kong) Ltd.                  7.1%
      Hang Seng Bank Ltd.                            6.0%
      Esprit Holdings Ltd.                           5.3%
      Hutchison Whampoa                              4.5%
      Henderson Land Development Co. Ltd.            4.1%
      Cheung Kong                                    3.9%
      Wing Hang Bank Ltd.                            3.8%
      Shanghai Industrial Holdings Ltd.              3.8%

Top 5 Sectors (% of net assets)
      Real Estate                                   17.2%
      Commercial Banks                              12.0%
      Foreign Banks                                  8.1%
      Telecommunications                             7.1%
      Clothing Stores                                5.3%

Top Country (% of net assets)
      Hong Kong                                     99.5%

---------------
12

Investec Funds                          China & Hong Kong Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited)

Shares        Common Stocks: 99.5%                      Value
--------------------------------------------------------------------------

              AIRLINES: 3.5%
    750 000   Cathay Pacific Airways                    $       1 149 075
  3 258 000   China Southern Airlines Co., Ltd.                 1 326 216
                                                        -----------------
                                                                2 475 291
                                                        -----------------

              CLOTHING STORES: 5.3%
  1 977 071   Esprit Holdings Ltd.                              3 789 508
                                                        -----------------

              COMMERCIAL BANKS: 12.0%
    315 450   Dah Sing Financial Holdings                       1 536 857
    404 000   Hang Seng Bank Ltd.                               4 325 010
    815 000   Wing Hang Bank Ltd.                               2 701 080
                                                        -----------------
                                                                8 562 947
                                                        -----------------

              COMMERCIAL SERVICES: 1.4%
  1 236 000   Cosco Pacific, Ltd.                                 982 493
                                                        -----------------

              COMPUTERS: 1.0%
  1 874 000   Legend Holdings Ltd.                                684 753
                                                        -----------------

              ELECTRIC: 5.3%
    364 000   CLP Holdings Ltd.                                 1 446 713
    630 000   Hong Kong Electic Holdings                        2 354 499
                                                        -----------------
                                                                3 801 212
                                                        -----------------

              ELECTRICAL INDUSTRIAL APPARATUS: 5.3%
  1 824 000   Johnson Electric Holdings                         2 163 146
  1 920 000   Techtronic Industries Co.                         1 636 976
                                                        -----------------
                                                                3 800 122
                                                        -----------------

              ELECTRONIC COMPONENTS: 1.0%
    610 000   Vtech Holdings Ltd. *                               731 241
                                                        -----------------

              ELECTRONICS: 1.3%
  1 060 000   Kingboard Chemicals Holdings Ltd.                   937 722
                                                        -----------------

              ENGINEERING & CONSTRUCTION: 0.9%
  1 570 000   TPV Technology Ltd.                                 618 303
                                                        -----------------

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited) -- (Continued)

Shares        Common Stocks: 99.5%                      Value
--------------------------------------------------------------------------
              FINANCIAL SERVICES: 2.6%
  1 132 000   Hong Kong Exchanges and Clearing Ltd.     $       1 864 957
                                                        -----------------

              FOREIGN BANKS: 8.1%
    504 110   HSBC Holdings Plc                                 5 784 524
                                                        -----------------

              HOLDING COMPANIES-DIVERSIFIED: 5.9%
    725 000   Citic Pacific Ltd.                                1 570 884
  1 390 000   Shanghai Industrial Holdings Ltd.                 2 682 073
                                                        -----------------
                                                                4 252 957
                                                        -----------------

              HOLDING OFFICES: 4.5%
    431 000   Hutchison Whampoa                                 3 218 789
                                                        -----------------

              INTERNET SERVICES: 1.0%
  2 993 440   Pacific Century CyberWorks Ltd. *                   706 167
                                                        -----------------

              OIL & GAS: 2.6%
  1 373 000   CNOOC Ltd.                                        1 839 527
                                                        -----------------

              RADIO & TV BROADCASTING: 1.7%
    283 000   Television Broadcasts Ltd.                        1 204 603
                                                        -----------------

              REAL ESTATE: 17.2%
    338 000   Cheung Kong                                       2 816 757
    707 000   Henderson Land Development Co. Ltd.               2 936 863
  1 100 000   New World Development Co.                           874 387
    748 000   Sun Hung Kai Properties Ltd.                      5 682 105
                                                        -----------------
                                                               12 310 112
                                                        -----------------

              REAL ESTATE OPERATORS & LESSORS: 4.3%
  1 079 000   Wharf Holdings Ltd.                               2 545 415
    327 000   Cheung Kong Infrastructure                          526 151
                                                        -----------------
                                                                3 071 566
                                                        -----------------

              TELECOMMUNICATIONS: 7.1%
  1 723 000   China Mobile (Hong Kong) Ltd. *                   5 102 894
                                                        -----------------

---------------
14

Investec Funds                          China & Hong Kong Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited) -- (Continued)

Shares        Common Stocks: 99.5%                      Value
--------------------------------------------------------------------------
              TEXTILES: 4.5%
  2 800 000   Fountain Set Holdings                     $       1 076 958
  2 500 000   Texwinca Holdings Ltd.                            2 147 505
                                                        -----------------
                                                                3 224 463
                                                        -----------------

              TRANSPORTATION: 1.9%
  1 040 000   MTR Corp.                                         1 346 710
                                                        -----------------

              WHOLESALE: 1.1%
    592 000   Li & Fung Ltd.                                      796 949
                                                        -----------------
TOTAL COMMON STOCKS
  (cost $72,131,186)                                           71 107 810
                                                        -----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $72,131,186): 99.5%                                    71 107 810
Other Assets less Liabilities: 0.5%                               384 596
                                                        -----------------
NET ASSETS: 100.0%                                      $      71 492 406
                                                        -----------------
                                                        -----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Mainland China Fund

Report for the Half Ended
June 30, 2002

1. Performance

                                   6 MONTHS         9 MONTHS         12 MONTHS        24 MONTHS
Fund                                    +12.13%          +21.99%          -14.73%          -12.74%
Benchmark Index:
  MSCI China Free                         -2.6%            +9.9%           -28.6%          -29.69%
  S&P 500                                -13.8%            -4.9%           -19.2%           -16.4%

During the first half of 2002 the Fund outperformed the MSCI China Free Index. The Fund is also ahead of this benchmark over the last nine, twelve and twenty-four months. China has been one of the better performing Asian markets and has done significantly better than the US and European stock market indices, which fell sharply during the first six months of 2002.

2. Portfolio Construction

                                                    28.06.02
                                                       %
Red Chips                                                32
China Plays                                              29
"H" Shares                                               25
Shanghai "B"                                              5
Shenzhen "B"                                              4
Cash                                                      5
                                                     ------
                                                        100
                                                     ======

We have focused the portfolio heavily on companies that are doing better than the consensus expectations. To find these stocks we have concentrated on companies that have positive earnings revisions. We have then narrowed down this list by looking for companies that are earning excess returns on invested capital and share prices that are cheap.

The Chinese economy has been much stronger than expected in the first half of 2002. Exports have been growing as China increases market share in world trade. As a consequence industrial output beat expectations and economic growth forecasts for the year are being revised up. Consumers are also more confident against this backdrop with retail sales growing steadily. The Fund is well diversified having exposure to aviation, consumers, industrials, resources, real estate, telecom, transport and utilities. The universe of China stocks has expanded significantly in recent years and the number of businesses moving into China continues to grow.

The H share market has risen very strongly during the first half of 2002 and has managed to consolidate the gains. This is due to a wider universe of stocks that is attracting institutional as well as retail interest. The B share markets has had a more difficult year with the threat of heavy sales by the government of the state-owned element of listed companies to raise funds for the state pension fund. This threat has now been removed. The Fund increased its exposure to B shares at the lows.

3. Outlook & Strategy

Strong economic growth in Mainland China seems set to continue given strong trade, industrial output and government measures to boost spending. China's entry into the WTO is having an impact although perhaps not as fast as some would wish. Nevertheless, tariffs continue to fall and the programme of industrial reform is moving forward. In the second

---------------
16

Investec Funds                          Mainland China Fund

Report for the Half Ended
June 30, 2002 -- (Continued)

half of 2002 there will be changes in the top tier of the Chinese leadership. This is expected to be a smooth transition although more gradual than initially thought. The President, Jiang Zemin, will not step back entirely, but this will probably add stability rather than detract from it.

The portfolio will continue to focus on companies that generate excess returns on capital, offer good value and for which profit expectations are increasing. The strong growth in both the export and domestic sectors is in marked contrast to the story from developed markets. The portfolio will therefore maintain a high exposure to the domestic economy but we will also look to increase holdings in export-related businesses.

EDMUND HARRISS
Hong Kong

PAST PERFOMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's average annual total return since inception (November 3, 1997) through June 30, 2002 was -7.66%.

                                                                 ---------------

Investec Funds                          Mainland China Fund

Fund Highlights

at June 30, 2002 (Unaudited)

Fund Managers: Edmund Harriss

      # of Holdings in Portfolio:                     41
      Portfolio Turnover:                            35.2%
      % of Stocks in Top 10:                         42.0%

Top 10 Holdings (% of net assets)
      China Mobile (Hong Kong) Ltd.                   6.9%
      Cnooc Ltd.                                      6.0%
      Shanghai Industrial Hldg Ltd.                   4.0%
      Huaneng Power International, Inc.               4.0%
      China Petroleum & Chemical (Sinopec)            3.9%
      China National Aviation Co. Ltd.                3.8%
      Beijing Datang Power Generation Co. Ltd.        3.8%
      Chaoda Modern Agriculture (Holdings) Ltd.       3.4%
      China Merchants Hai Hong Holdings               3.1%
      China Southern Air                              3.1%

Top 5 Sectors (% of net assets)
      Transportation -- Marine                        9.0%
      Telephone Communications                        6.9%
      Oil & Gas                                       6.0%
      Holding Companies -- Diversified                5.9%
      Petrochemicals                                  5.2%

Top Share Types (% of net assets)
      H Shares                                       38.5%
      Red Chips                                      27.9%
      Hong Kong                                      11.4%
      Shanghai B Shares                               6.2%
      N Shares                                        5.3%
      Shenzhen B Shares                               4.0%
      China Plays                                     1.8%

---------------
18

Investec Funds                          Mainland China Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited)

Shares       Common Stocks: 95.0%                                          Value
---------------------------------------------------------------------------------------------

             AIRLINES: 3.1%
   560 000   China Southern Air                                            $         227 956
                                                                           -----------------

             APPAREL MANUFACTURERS: 0.9%
    69 960   Inner Mongolia Erdos Cashmere                                            69 540
                                                                           -----------------

             AUTO MANUFACTURERS: 2.9%
   726 000   Brilliance China Automotive -- N                                         98 665
   400 000   Denway Motors Ltd.                                                      112 824
                                                                           -----------------
                                                                                     211 489
                                                                           -----------------

             BANKS: 1.4%
   356 000   Citic Ka Wah Bank Ltd.                                                  103 837
                                                                           -----------------

             BUILDING MATERIALS: 1.9%
   426 000   Anhui Conch Cement Co. Ltd.                                             137 908
                                                                           -----------------

             COMMERCIAL BANKS: 1.4%
   105 000   Ind & Commbank of China Ltd.                                             98 945
                                                                           -----------------

             COMMUNICATION EQUIPMENT: 2.1%
   143 000   Eastern Communications Co., Ltd.                                        157 157
                                                                           -----------------

             COMPUTERS: 1.6%
   328 000   Legend Holdings Ltd.                                                    119 850
                                                                           -----------------

             CONGLOMERATE & DIVERSIFIED OPERATIONS: 3.1%
   298 000   China Merchants Hai Hong Holdings                                       229 238
                                                                           -----------------

             ELECTRIC: 4.0%
   355 000   Huaneng Power International, Inc.                                       291 291
                                                                           -----------------

             ELECTRICAL INDUSTRIAL APPARATUS: 3.0%
   260 000   Techtronic Industries Co.                                               221 674
                                                                           -----------------

             ELECTRONIC COMPONENTS: 0.9%
    56 000   Vtech Holdings Ltd *                                                     67 130
                                                                           -----------------

                                                                 ---------------

Investec Funds                          Mainland China Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited) -- (Continued)

Shares       Common Stocks: 95.0%                                          Value
---------------------------------------------------------------------------------------------
             ELECTRONICS: 2.5%
   210 000   Kingboard Chemicals Holdings Ltd.                             $         185 775
                                                                           -----------------

             ENERGY SOURCES: 1.2%
   238 000   Yanzhou Coal Mining Co. Ltd.                                             87 727
                                                                           -----------------

             ENGINEERING & CONSTRUCTION: 0.8%
   147 000   TPV Technology Ltd.                                                      57 892
                                                                           -----------------

             HOLDING COMPANIES-DIVERSIFIED: 5.9%
    63 000   Citic Pacific Ltd.                                                      136 504
   152 000   Shanghai Industrial Holdings Ltd.                                       293 292
                                                                           -----------------
                                                                                     429 796
                                                                           -----------------

             LEISURE TIME: 2.6%
 1 000 000   China Travel International Inv HK                                       187 186
                                                                           -----------------

             LIVESTOCK, EXCEPT DAIRY AND POULTRY: 3.4%
   680 000   Chaoda Modern Agriculture (Holdings), Inc.                              246 290
                                                                           -----------------

             MANUFACTURERS/MACHINERY: 3.0%
   187 000   China International Marine Containers -- B                              220 811
                                                                           -----------------

             MANUFACTURING -- DIVERSIFIED: 1.0%
    43 000   Shanghai Matsuoka Co-B                                                   72 111
                                                                           -----------------

             MEDICAL-DRUGS: 1.3%
   310 000   Far East Pharmaceutical Tech                                             94 394
                                                                           -----------------

             OIL & GAS: 6.0%
   330 000   CNOOC Ltd.                                                              442 130
                                                                           -----------------

             OIL & GAS PRODUCERS: 2.6%
   900 000   PetroChina Co., Ltd.                                                    191 545
                                                                           -----------------

             OIL REFINING: 1.3%
   400 000   Sinopec Zhenhai Refining & Chemical Company Limited                      92 824
                                                                           -----------------

---------------
20

Investec Funds                          Mainland China Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited) -- (Continued)

Shares       Common Stocks: 95.0%                                          Value
---------------------------------------------------------------------------------------------
             PETROCHEMICALS: 5.2%
 1 600 000   China Petroleum & Chemical Corp.                              $         285 137
   634 000   Sinopec Shanghai Petrochemical                                           94 290
                                                                           -----------------
                                                                                     379 427
                                                                           -----------------

             REAL ESTATE: 1.7%
   670 000   China Resources Beijing Land                                            127 132
                                                                           -----------------

             REAL ESTATE OPERATORS & LESSORS: 3.7%
    86 000   Cheung Kong Infrastructure                                              138 376
   200 000   Hopewell Holdings                                                       135 902
                                                                           -----------------
                                                                                     274 278
                                                                           -----------------

             TELECOMMUNICATIONS: 1.8%
     6 500   Utstarcom, Inc.*                                                        130 585
                                                                           -----------------

             TELEPHONE COMMUNICATIONS: 6.9%
   170 000   China Mobile (Hong Kong) Ltd.*                                          503 478
                                                                           -----------------

             TEXTILES: 2.3%
   440 000   Fountain Set Holdings                                                   169 236
                                                                           -----------------

             TOY MANUFACTURER: 0.9%
   250 000   Kin Yat Holdings Ltd.                                                    62 502
                                                                           -----------------

             TRANSPORTATION -- MARINE: 9.0%
 1 166 000   China National Aviation Co., Ltd.                                       279 550
   850 000   China Shipping Development Co. Ltd.                                     183 083
   249 000   Cosco Pacific, Ltd.                                                     197 929
                                                                           -----------------
                                                                                     660 562
                                                                           -----------------

             UTILITIES -- ELECTRICAL AND GAS: 4.7%
   620 000   Beijing Datang Power Generation Co. Ltd.                                276 227
    93 000   Zhejiang Southeast Electric-B                                            67 611
                                                                           -----------------
                                                                                     343 838
                                                                           -----------------

                                                                 ---------------

Investec Funds                          Mainland China Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited) -- (Continued)

Shares       Common Stocks: 95.0%                                          Value
---------------------------------------------------------------------------------------------
             WHOLESALE AND HABOR SERVICES: 0.9%
    79 600   Shenzhen Chiwan Wharf                                         $          69 397
                                                                           -----------------
TOTAL COMMON STOCKS
  (cost $6,880,986)                                                                6 964 931
                                                                           -----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $6,880,986): 95.0%                                                         6 964 931
OTHER ASSETS LESS LIABILITIES: 5.0%                                                  363 981
                                                                           -----------------
NET ASSETS: 100.0%                                                                 7 328 912
                                                                           -----------------
                                                                           -----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
22

Investec Funds                          Wired-Registered Trademark- Index Fund

Backdrop

The Wired Index-TM- has continued its decline in the first 6 months of 2002. The fall-out from the bankruptcy of Enron towards the latter part of 2001, continued well into 2002. Investors became increasingly concerned about the lack of corporate governance in the US. These fears were not alleviated with the filing for Chapter 11 bankruptcies of retailer K-Mart and alternative telecom carriers Global Crossing and McLeodUSA. Companies that came under pressure in particular were those that were highly leveraged and were experiencing cash flow problems. The performance of index constituent Qwest Communications this year illustrates the market's concerns for such companies.

Corporate governance issues increased towards the latter part of the reporting period after the announcement by WorldCom that it had overstated earnings by a staggering $3.85 billion over its most recent 5 earnings quarters. The revelations at this high profile company led to further declines in equities and prompted President Bush to announce tough new regulations for corporate fraudsters.

Amidst general market nervousness, investors also worried about possible future terrorist attacks on US soil. Ongoing tensions in the Middle East and renewed violence between India and Pakistan fueled the market's geopolitical angst.

Throughout the period under review, monetary policy was kept loose with interest rates remaining at 1.75% and the Federal Reserve maintaining their neutral stance. Economic indicators were by and large positive, but unfortunately provided little follow-through to the market. It became evident that there was a "disconnect" between what individual companies were saying about their business environment and economists. Strong productivity figures, better than expected first quarter GDP growth, strong existing home sales and good retail sales all suggested that the US economy was recovering without inflationary fears. Corporate earnings were yet to reflect the improvement in the economy, despite first quarter earnings generally being better than consensus estimates.

Within the Wired Index-TM- and the Fund were large daily percentage swings, reflecting the market volatility. Among the index companies in the news:

    AES, the global power company, replaced Enron towards the end of 2001. However, the ongoing fallout from failed energy trader Enron continued to wreak havoc in global capital markets, especially the power industry. AES was particularly hard hit after being downgraded by the rating agency Fitch on concerns that the company was facing a credit crunch. The downgrade came due to the company's significant exposure to Latin America, Venezuela's decision to float its currency, huge debt and its poor accounting disclosure. Given the current poor business climate, AES is struggling to dispose of the assets it has earmarked for sale. With AES having suffered a major collapse in confidence, the company was removed from the Wired Index-TM- at the end of April.

    The world's largest retailer, Walmart, gave notice of its intentions as far as its Japanese strategy is concerned. The US giant said that it would be acquiring 6.1% of the Japanese supermarket chain Seiyu Ltd. In terms of the agreement, WalMart would have the option to inject up to 260 billion yen (approximately $2 billion) of new equity into Seiyu, which would eventually raise its stake up to 66.7%.

    Travel reservations giant Sabre made a bid for the 30% percent in Travelocity, the online ticket seller that it doesn't already own. This deal comes in the wake of large scale consolidation in the travel sector which has further been aided by US airlines pushing their customers to buy more of their tickets online hoping to save money on their ticketing costs.

    Millennium Pharmaceuticals again caught the attention of investors on the back of the release of data on an experimental cancer drug. Millennium presented at a meeting of the American Society of Clinical Oncology. At the conference the preliminary results of its phase 2 trial of MLN341, a treatment for the blood cancer multiple myeloma were released. Subsequently, the company received FDA fast track designation for the drug.

    Microsoft settled a SEC accounting probe that alleged that the company had "smoothed" earnings over the period 1995 to 1998. Microsoft consented to a "cease and desist" order but did not admit or deny charges that it maintained seven reserve accounts that did not follow generally accepted accounting principles. The uncertainty over the outcome of the probe had been pressurizing the share price in earlier weeks. Microsoft also announced that it would purchase Danish enterprise software firm Navision for $1.3 billion. Already a key partner for Microsoft, Navision is one of Europe's leading manufacturers of software like Enterprise Resource Planning
    (ERP) and Customer Relationship Management (CRM) that help medium sized businesses run their operations and finances.

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

    Qwest, the No.4 US long distance telecommunications company, saw its share price plunge in trading immediately after the announcement that WorldCom had misstated its earnings, as investors worried it would suffer a similar accounting scandal. (Its share price declined by 80% for the period under review.) The Securities and Exchange Commission (SEC) has been investigating the accounting affairs of Qwest since March of this year. Post the review period; Qwest was informed that it was the subject of a criminal investigation by the US Attorney's Office. The enquiry revolves around the financial accounts of 2000 and 2001 and includes questions on revenue recognition and the company's accounting for sales of optical capacity, especially to customers from which Qwest had also agreed to buy optical capacity (so-called swaps). The enquiry is focusing on $1.4 billion of these swaps. Unfortunately for Qwest, there are a number of similarities with WorldCom, which have led investors to expect the worst from Qwest. For instance, both have been subject to a SEC enquiry, both have recently ousted their CEO's, both were audited by Arthur Andersen (Enron's auditor) and both have high debt (subsequently downgraded to junk status).

Portfolio Positioning

We employed the full replication method in tracking the Wired Index-TM-, and as a result, we invested in all 40 constituent stocks in their respective index weightings. From time to time, certain stocks were over or under weighted as smaller cash flows were invested.

The Fund's tracking error, as measured by the annualized standard deviation of the monthly differences between the total index return and the Fund return for the 12 months ended June 30 was 0.23%.

On April 30, 2002, the Wired Index-TM- constituents were changed by the Steering Committee. Cemex, Check Point Software, Citigroup, Dell Computer, Monsanto, Nvidia, Ryanair, and Taiwan Semiconductor Manufacturing Company were added whilst AES, Applied Materials, Aventis, BroadVision, i2 Technologies, Marriott, Nucor and Parametric Technologies were removed. At the same time the Wired Index was rebalanced using a market capitalization ceiling of $20 billion. Accordingly, the Fund reflected these changes on April 30, 2002.

Outlook

Market sentiment remains weak for most of the companies within the Fund. With the prospect of weak earnings growth continuing, the valuations of many companies in the Fund remain at historically expensive levels. The Fund currently has a 1-year forward PE of approximately 25.

Accounting irregularities, SEC investigations, corporate governance issues and level of indebtedness will remain key focus issues for the market. Added to this are the escalation of renewed tension in hot spots like the Middle East and India / Pakistan and concerns over possible future terrorist attacks. Any major breaches inany ofthe above could again lead to a further loss in confidence of the US equity market and the market weakening further.

Overall, the Fund remains well positioned to benefit from a number of secular trends, which are expected to unfold over the long term. These include ageing demographics, globalization, the move towards outsourcing and managing an ever-increasing amount of information.

DOUG BLATCH
Cape Town

PAST PERFOMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's one-year and average annual total return since inception (December 15, 1998) through June 30, 2002 were -36.14% and -4.98%, respectively.

WIRED-Registered Trademark- is a registered trademark, and WIRED INDEX a service mark, of Advance Magazine Publishers Inc., and are used with permission of Advance Magazine Publishers Inc. Advance Magazine Publishers Inc. makes no warranty, express or implied, including no warranties of merchantability or fitness for a particular purpose or otherwise, to any person or entity as to the results to be obtained from or any data included in, or any other matters concerning, the Wired Index or the trademarks.

---------------
24

Investec Funds                          Wired-Registered Trademark- Index Fund

Fund Highlights

at June 30, 2002 (Unaudited)

Fund Manager: Doug Blatch

      # of Holdings in Portfolio:                   40
      Portfolio Turnover:                           42.1%
      % of Stocks in Top 10:                        39.0%

Top 10 Holdings (% of net assets)
      DaimlerChrysler AG                             4.2%
      Microsoft Corp.                                4.2%
      Dell Computer Corp.                            4.0%
      Wal-Mart Stores Inc.                           3.9%
      American International Group, Inc.             3.9%
      Sony Corp.                                     3.9%
      Cisco Systems, Inc.                            3.8%
      Oracle Corp.                                   3.8%
      First Data Corp.                               3.7%
      Glaxosmithkline Plc                            3.6%

Top 5 Sectors (% of net assets)
      Software                                       8.4%
      Internet / New Media                           8.2%
      Wireless Communication Equipment               6.9%
      Financial Services                             6.8%
      Computers                                      6.4%

Top 5 Countries (% of net assets)
      United States                                 68.0%
      United Kingdom                                10.5%
      Germany                                        4.2%
      Japan                                          3.9%
      Finland                                        3.5%

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited)

Shares     Common Stocks: 99.7%                      Value
----------------------------------------------------------------------

           ADVERTISING: 2.0%
  26 970   WPP Group Plc                             $      1 188 865
                                                     ----------------

           AGRICULTURAL OPERATIONS: 0.9%
  30 300   Monsanto Co.                                       539 340
                                                     ----------------

           AIRLINES: 1.0%
  17 700   Ryanair Holdings Plc*                              617 217
                                                     ----------------

           AUTOMOBILE: 4.2%
  51 425   DaimlerChrysler AG*                              2 480 228
                                                     ----------------

           BANKING: 2.9%
  37 874   State Street Corp.                               1 692 968
                                                     ----------------

           BIOLOGICAL RESEARCH: 0.4%
   6 978   Affymetrix, Inc.*                                  167 402
   8 790   Incyte Genomics*                                    63 903
                                                     ----------------
                                                              231 305
                                                     ----------------

           BUILDING MATERIALS: 1.5%
  34 200   Cemex SA de CV, ADR                                901 512
                                                     ----------------

           COMPUTER COMMUNICATION EQUIPMENT: 3.8%
 159 550   Cisco Systems, Inc.*                             2 225 722
                                                     ----------------

           COMPUTER STORAGE DEVICES: 3.3%
 254 666   Emc Corp./Mass*                                  1 922 728
                                                     ----------------

           COMPUTERS: 6.4%
  89 100   Dell Computer Corp.*                             2 329 074
 284 290   Sun Microsystems, Inc.*                          1 424 293
                                                     ----------------
                                                            3 753 367
                                                     ----------------

           CONSUMER ELECTRONICS: 3.9%
  43 308   Sony Corp.                                       2 299 655
                                                     ----------------

---------------
26

Investec Funds                          Wired-Registered Trademark- Index Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited) -- (Continued)

Shares     Common Stocks: 99.7%                      Value
----------------------------------------------------------------------
           DIVERSIFIED FINANCIAL SERVICES: 3.5%
  53 800   Citigroup, Inc.                           $      2 084 750
                                                     ----------------

           ELECTRONICS MANUFACTURING: 0.7%
  60 280   Flextronics International Ltd.*                    429 796
                                                     ----------------

           ENTERTAINMENT: 3.2%
 100 705   Walt Disney Co.                                  1 903 325
                                                     ----------------

           FINANCIAL SERVICES: 6.8%
 160 223   Charles Schwab & Co., Inc.                       1 794 498
  59 064   First Data Corp.                                 2 197 181
                                                     ----------------
                                                            3 991 679
                                                     ----------------

           INSURANCE: 3.9%
  33 795   American International Group, Inc.               2 305 833
                                                     ----------------

           INTERNET: 0.7%
  28 700   Check Point Software Technologies, Ltd.*           389 172
                                                     ----------------

           INTERNET / NEW MEDIA: 8.2%
 122 744   AOL Time Warner, Inc.*                           1 805 564
  32 770   eBay, Inc.*                                      2 019 287
  69 058   Yahoo!, Inc.*                                    1 019 296
                                                     ----------------
                                                            4 844 147
                                                     ----------------

           MEDIA: 3.9%
  61 042   News Corp. Cayman ADR                            1 399 693
  27 641   Reuters Group - Sponsored ADR                      890 289
                                                     ----------------
                                                            2 289 982
                                                     ----------------

           OIL & GAS SERVICES: 3.4%
  42 766   Schlumberger Ltd                                 1 988 619
                                                     ----------------

           PHARMACEUTICALS: 4.3%
  48 796   GlaxoSmithKline Plc                              2 105 059
  32 920   Millennium Pharmaceuticals, Inc.*                  399 978
                                                     ----------------
                                                            2 505 037
                                                     ----------------

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Schedule of Investments in Securities
at June 30, 2002 (Unaudited) -- (Continued)

Shares     Common Stocks: 99.7%                      Value
----------------------------------------------------------------------
           RETAIL: 3.9%
  42 080   Wal-Mart Stores, Inc.                     $      2 314 821
                                                     ----------------

           SEMICONDUCTORS: 5.7%
  81 510   Intel Corp.                                      1 489 188
           Taiwan Semiconductor Manufacturing Co.
 145 720   Ltd. ADR*                                        1 894 360
                                                     ----------------
                                                            3 383 548
                                                     ----------------

           SOFTWARE: 8.4%
  44 864   Microsoft Corp.*                                 2 454 061
  17 100   Nvidia Corp*                                       293 778
 233 430   Oracle Corp.*                                    2 210 582
                                                     ----------------
                                                            4 958 421
                                                     ----------------

           TELECOMMUNICATIONS: 0.9%
 194 118   Qwest Communications International                 543 530
                                                     ----------------

           TELECOMMUNICATIONS - EQUIPMENT: 0.6%
 140 580   JDS Uniphase Corp.*                                375 349
                                                     ----------------

           TRANSPORTATION: 4.2%
  34 974   FedEx Corp.                                      1 867 612
  16 690   Sabre Holdings Corp.*                              597 502
                                                     ----------------
                                                            2 465 114
                                                     ----------------

           WIRELESS COMMUNICATION EQUIPMENT: 6.9%
 143 942   Nokia OYJ                                        2 084 280
 144 248   Vodafone Group Plc                               1 968 985
                                                     ----------------
                                                            4 053 265
                                                     ----------------
TOTAL COMMON STOCKS
  (cost $77,412,508)                                       58 679 295
                                                     ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $77,412,508): 99.7%                                58 679 295
Other Assets less Liabilities: 0.3%                           188 914
                                                     ----------------
NET ASSETS: 100.0%                                   $     58 868 209
                                                     ----------------
                                                     ----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
28

Investec Funds                          Statements of Assets and Liabilities

Statements of Assets and Liabilities

at June 30, 2002 (Unaudited)

                                      Asia              China &           Mainland      Wired-Registered Trademark-
                                      Focus            Hong Kong           China                   Index
                                      Fund               Fund               Fund                   Fund

-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at
cost                            $     19 907 695   $     72 131 186   $     6 880 986        $     77 412 508
                                -----------------------------------------------------------------------------------
                                -----------------------------------------------------------------------------------
Investments in securities, at
value                           $     21 563 616   $     71 107 810   $     6 964 931        $     58 679 295
Cash                                     159 874          1 368 429           322 796                 246 074
Cash collateral received for
securities loaned                                                                                   3 456 938
Receivables:
  Securities sold                              -                  -            28 974                       -
  Fund shares sold                     1 063 015            606 672            58 400                 519 791
  Dividends and interest                   7 399             85 968             6 913                  60 557
  Unrealized appreciation on
  foreign currency contracts                   -                  9                 -                       -
  Due from advisor                             -                  -             3 956                       -
Prepaid expenses and other
assets                                     5 326              6 038             4 926                       -
                                -----------------------------------------------------------------------------------
Total Assets                          22 799 230         73 174 926         7 390 896              62 962 655
                                -----------------------------------------------------------------------------------

LIABILITIES
Payables:
  Securities purchased                         -            926 928                 -                       -
  Fund shares redeemed                 1 018 574            604 425            57 900                 515 678
  Due to advisor                           7 276             57 409                 -                  12 730
  Collateral for securities
  loaned                                       -                  -                 -               3 456 938
  Accrued expenses                        48 263             87 824             2 154                 100 094
  Deferred trustees'
  compensation                             4 446              5 934             1 930                   9 006
                                -----------------------------------------------------------------------------------
Total liabilities                      1 078 559          1 682 520            61 984               4 094 446
                                -----------------------------------------------------------------------------------
NET ASSETS                      $     21 720 671   $     71 492 406   $     7 328 912        $     58 868 209
                                -----------------------------------------------------------------------------------
                                -----------------------------------------------------------------------------------
NUMBER OF SHARES ISSUED AND
OUTSTANDING
(unlimited shares authorized
no par value)                          3 223 900          6 161 018           871 905               6 013 828
                                -----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE       $           6.74   $          11.60   $          8.41        $           9.79
                                -----------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Paid-in capital                 $    110 665 627   $    117 296 407   $    12 722 994        $    115 339 515
Undistributed net investment
income (loss)                            (53 616)           503 931            46 277                (229 132)
Accumulated net realized
(loss) on investments and
foreign currency                     (90 547 302)       (45 284 550)       (5 524 304)            (37 508 961)
Net unrealized appreciation
(depreciation) on:
  Investments                          1 655 921         (1 023 376)           83 945             (18 733 213)
  Foreign Currency                            41                 (6)                -                       -
                                -----------------------------------------------------------------------------------
Net assets                      $     21 720 671   $     71 492 406   $     7 328 912        $     58 868 209
                                -----------------------------------------------------------------------------------
                                -----------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Statements of Operations

Statements of Operations

For the six months ended June 30, 2002 (Unaudited)

                                   Asia        China &      Mainland    Wired-Registered Trademark-
                                   Focus      Hong Kong       China                Index
                                   Fund          Fund         Fund                 Fund

---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends*                      $  149 460   $ 1 234 921   $  109 931          $    279 627
Interest                             2 626         1 781          377                   675
Securities lending, net                  -             -            -                 4 697
                                -------------------------------------------------------------------
Total Income                       152 086     1 236 702      110 308               284 999
                                -------------------------------------------------------------------
EXPENSES
Advisory fees (Note 3)             120 230       371 775       33 380               342 753
Fund accounting fees                28 837        27 718       24 396                26 017
Transfer agent fees                 47 136        97 995       25 463               115 929
Custody fees                        27 198        49 506        9 221                49 122
Administration fees (Note 3)        30 150        92 944        9 809                19 042
Audit fees                          12 663        16 647        8 338                11 700
Registration expense                 1 390         6 469        4 307                18 561
Reports to shareholders             13 957        29 746        6 424                29 806
Legal fees                           5 741        22 114          689                36 515
Trustees' fees                       4 438         6 405        2 520                 9 549
Insurance expense                    1 049         4 561          344                14 216
Interest expense                     3 562           793           96                   889
Miscellaneous                        1 270         6 098        2 812                 4 898
                                -------------------------------------------------------------------
Total expenses                     297 621       732 771      127 799               678 997
Less: Fees waived and expenses
absorbed (Note 3)                  (59 205)            -      (61 731)             (164 866)
                                -------------------------------------------------------------------
Net expenses                       238 416       732 771       66 068               514 131
                                -------------------------------------------------------------------
Net Investment income (loss)       (86 330)      503 931       44 240              (229 132)
                                -------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain (loss) on:
  Investments                      992 958    (2 083 404)    (805 450)          (10 848 241)
  Foreign currency                 (50 987)       (3 239)        (353)                   16
Net unrealized gain (loss) on:
  Investments                    1 393 706       998 054    1 514 527           (10 085 239)
  Foreign currency                     402           240           (1)                    -
                                -------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments       2 336 079    (1 088 349)     708 723           (20 933 464)
                                -------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from
operations                      $2 249 749   $  (584 418)  $  752 963          $(21 162 596)
                                -------------------------------------------------------------------
                                -------------------------------------------------------------------

  *  NET OF FOREIGN TAX WITHHELD OF $17,957 FOR ASIA FOCUS FUND, $18,177 FOR
     CHINA & HONG KONG FUND AND $23,616 FOR WIRED-REGISTERED TRADEMARK- INDEX
     FUND.

See accompanying Notes to Financial Statements.

---------------
30

Investec Funds                          Statements of Changes in Net Assets

Statements of Changes in Net Assets

                                             Asia                            China &                         Mainland
                                          Focus Fund                     Hong Kong Fund                     China Fund
                                  Six Months                       Six Months                       Six Months
                                     Ended         Year Ended         Ended         Year Ended         Ended         Year Ended
                                June 30, 2002*   Dec. 31, 2001   June 30, 2002*   Dec. 31, 2001   June 30, 2002*   Dec. 31, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   --------------
INCREASE (DECREASE) IN NET
ASSETS FROM:
OPERATIONS
Net investment income (loss)     $    (86 330)   $     32 716     $    503 931    $     528 093     $   44 240      $    26 185
NET REALIZED GAIN (LOSS) ON:
  Investments                         992 958      (4 032 183)      (2 083 404)      11 038 305       (805 450)        (378 117)
  Foreign currency                    (50 987)        (45 375)          (3 239)          (2 772)          (353)             866
NET UNREALIZED GAIN (LOSS) ON:
Investments                         1 393 706       7 222 911          998 054      (37 081 688)     1 514 527         (940 109)
Foreign currency                          402             651              240             (245)            (1)               1
                                -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                          2 249 749       3 178 720         (584 418)     (25 518 307)       752 963       (1 291 174)
                                -------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                  -               -                -       (2 460 509)             -          (24 148)
From net realized gains                     -               -                -                -              -                -
                                -------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS                               -               -                -       (2 460 509)             -          (24 148)
                                -------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold          21 178 629      30 044 508        8 797 733       73 166 572        974 117        4 417 028
Proceeds from shares
transferred due to mergers          4 494 691               -                -                -              -                -
Net asset value of shares
issued on reinvestment of
distributions                               -               -                -        2 279 828              -           22 170
Cost of shares redeemed           (23 340 022)    (30 282 478)     (13 480 866)     (89 209 681)      (787 601)      (5 410 185)
                                -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS          2 333 298        (237 970)      (4 683 133)     (13 763 281)       186 516         (970 987)
                                -------------------------------------------------------------------------------------------------
Total increase
(decrease) in net assets            4 583 047       2 940 750       (5 267 551)     (41 742 097)       939 479       (2 286 309)
NET ASSETS
Beginning of period                17 137 624      14 196 874       76 759 957      118 502 054      6 389 433        8 675 742
                                -------------------------------------------------------------------------------------------------
End of period                    $ 21 720 671    $ 17 137 624     $ 71 492 406       76 759 957     $7 328 912      $ 6 389 433
                                -------------------------------------------------------------------------------------------------
                                -------------------------------------------------------------------------------------------------
ACCUMULATED NET INVESTMENT
INCOME (LOSS)                         (50 987)         32 714          503 931                -         46 277            2 037
CAPITAL SHARE ACTIVITY
Shares sold                         3 138 170       5 201 641          733 095        5 431 439        118 324          513 436
Shares issued on merger               683 908               -                -                -              -            2 980
Shares issued on reinvestment
of distributions                            -               -                -          197 058              -                -
Shares redeemed                    (3 370 426)     (5 179 252)      (1 148 949)      (6 576 243)       (98 489)        (630 395)
                                -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING                    451 652          22 389         (415 854)        (947 746)        19 835         (113 979)
                                -------------------------------------------------------------------------------------------------
                                -------------------------------------------------------------------------------------------------

                                  Wired-Registered Trademark-
                                          Index Fund
                                  Six Months
                                     Ended         Year Ended
                                June 30, 2002*   Dec. 31, 2001
                                -------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM:
OPERATIONS
Net investment income (loss)     $   (229 132)   $   (862 962)
NET REALIZED GAIN (LOSS) ON:
  Investments                     (10 848 241)    (24 102 927)
  Foreign currency                         16               -
NET UNREALIZED GAIN (LOSS) ON:
Investments                       (10 085 239)    (17 367 926)
Foreign currency                            -               -
                                -------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                        (21 162 596)    (42 333 815)
                                -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                  -               -
From net realized gains                     -               -
                                -------------------------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS                               -               -
                                -------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold           2 772 808      14 594 576
Proceeds from shares
transferred due to mergers         17 391 167               -
Net asset value of shares
issued on reinvestment of
distributions                               -               -
Cost of shares redeemed           (19 436 989)    (45 991 927)
                                -------------------------------
NET INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS            726 986     (31 397 351)
                                -------------------------------
Total increase
(decrease) in net assets          (20 435 610)    (73 731 166)
NET ASSETS
Beginning of period                79 303 819     153 034 985
                                -------------------------------
End of period                      58 868 209      79 303 819
                                -------------------------------
                                -------------------------------
ACCUMULATED NET INVESTMENT
INCOME (LOSS)                        (229 132)              -
CAPITAL SHARE ACTIVITY
Shares sold                           237 909         917 864
Shares issued on merger             1 352 991               -
Shares issued on reinvestment
of distributions                            -               -
Shares redeemed                    (1 659 344)     (3 163 182)
                                -------------------------------
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING                    (68 444)     (2 245 318)
                                -------------------------------
                                -------------------------------

  *  UNAUDITED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Asia Focus Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                                        Year Ended December 31,
                           Six Months Ended    --------------------------------------------------------------------------
                            June 30, 2002#       2001        2000        1999            1998                 1997

-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period         $       6.18        $ 5.16     $  9.51      $ 6.73          $  9.73              $ 14.10
                           ----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
(loss)                             (0.03)         0.01       (0.00)       0.05             0.06                 0.07
Net realized and
unrealized gain (loss) on
investments                         0.59          1.01       (4.35)       2.81            (3.06)               (4.38)
                           ----------------------------------------------------------------------------------------------
Total from investment
operations                          0.56          1.02       (4.35)       2.86            (3.00)               (4.31)
                           ----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                                 -             -           -       (0.08)               -                    -
From net realized gains                -             -           -           -                -                (0.01)
Return of capital                      -             -           -           -                -                (0.05)
                           ----------------------------------------------------------------------------------------------
Total distributions                    -             -           -       (0.08)               -                (0.06)
                           ----------------------------------------------------------------------------------------------
Net asset value, end of
period                      $       6.74        $ 6.18     $  5.16      $ 9.51          $  6.73              $  9.73
                           ----------------------------------------------------------------------------------------------
                           ----------------------------------------------------------------------------------------------

Total return                        9.06%++      19.77%     (45.74)%     42.43%          (30.83)%             (30.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                  $       21.7        $ 17.1     $  14.2      $ 37.7          $  49.4              $ 108.5

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived                  2.47%(+)      3.08%       2.67%       2.39%            2.31%                1.76%
After fees waived                   1.98%(+)      1.98%       1.98%       1.98%            1.98%                1.80%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before fees waived                 (1.21)%(+)    (0.89)%     (0.71)%      0.07%            0.52%                0.53%
After fees waived                  (0.72)%(+)     0.21%      (0.02)%      0.48%            0.85%                0.49%

Portfolio turnover rate           103.48%++      43.91%      61.77%      67.24%           48.95%               52.33%

  #  UNAUDITED.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------
32

Investec Funds                          China & Hong Kong Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                                        Year Ended December 31,
                           Six Months Ended    --------------------------------------------------------------------------
                            June 30, 2002#       2001        2000        1999            1998                 1997

-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period          $     11.67       $ 15.75     $ 10.77      $10.77          $ 12.91              $ 17.71
                           ----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income               0.08          0.09        0.05        0.23             0.15                 0.20
Net realized and
unrealized gain (loss) on
investments                        (0.15)        (3.79)      (1.28)       6.91            (2.14)               (3.71)
                           ----------------------------------------------------------------------------------------------
Total from investment
operations                         (0.07)        (3.70)      (1.23)       7.14            (1.99)               (3.51)
                           ----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                                 -         (0.38)      (0.67)      (0.26)           (0.15)               (0.20)
From net realized gains                -             -           -           -                -                (1.09)
                           ----------------------------------------------------------------------------------------------
Total distributions                    -         (0.38)      (0.67)      (0.26)           (0.15)               (1.29)
                           ----------------------------------------------------------------------------------------------
Net asset value, end of
period                       $     11.60       $ 11.67     $ 15.75      $17.65          $ 10.77              $ 12.91
                           ----------------------------------------------------------------------------------------------
                           ----------------------------------------------------------------------------------------------

Total return                       (0.60)%++    (23.45)%     (6.97)%     66.27%          (15.27)%             (20.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                   $      71.5       $  76.8     $ 118.5      $163.4          $ 146.8              $ 241.8

RATIO OF EXPENSES TO
AVERAGE NET ASSETS                  1.97%(+)      1.85%       1.76%       1.86%            1.89%                1.70%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET
ASSETS                              1.36%(+)      0.56%       0.13%       1.45%            1.60%                1.18%

Portfolio turnover rate            28.34%++      31.54%      38.83%      29.49%           86.59%               53.62%

  #  UNAUDITED.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Mainland China Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                              Year Ended December 31,
                                               -----------------------------------------------------    November 3, 1997*
                           Six Months Ended                                                                  through
                            June 30, 2002#       2001        2000        1999            1998           December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period          $      7.50       $  8.98     $ 11.47      $ 8.74          $ 11.79               $12.50
                           -----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
(loss)                              0.05          0.03       (0.05)       0.09             0.11                 0.02
Net realized and
unrealized gain (loss) on
investments                         0.86         (1.48)      (2.44)       2.72            (3.05)               (0.71)
                           -----------------------------------------------------------------------------------------------
Total from investment
operations                          0.91         (1.45)      (2.49)       2.81            (2.94)               (0.69)
                           -----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                                 -         (0.03)      (0.00)+     (0.08)           (0.11)               (0.02)
                           -----------------------------------------------------------------------------------------------
Net asset value, end of
period                       $      8.41       $  7.50     $  8.98      $11.47          $  8.74               $11.79
                           -----------------------------------------------------------------------------------------------
                           -----------------------------------------------------------------------------------------------

Total return                       12.13%++     (16.16)%    (21.69)%     32.20%          (24.96)%              (5.50)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                   $       7.3       $   6.4     $   8.7      $ 12.9          $  10.4               $ 16.4

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed                   3.82%(+)      3.68%       2.98%       3.33%            3.13%                2.69%(+)
After fees waived and
expenses absorbed                   1.98%(+)      1.98%       1.98%       1.98%            1.98%                1.98%(+)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before fees waived and
expenses absorbed                  (0.52)%(+)    (1.37)%     (1.42)%     (0.53)%          (0.05)%               1.17%(+)
After fees waived and
expenses absorbed                   1.32%(+)      0.33%      (0.42)%      0.82%            1.10%                1.88%(+)

Portfolio turnover rate            35.19%++      89.27%      93.01%      99.39%           82.00%                   -++

  #  UNAUDITED.
  *  COMMENCEMENT OF OPERATIONS.
  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------
34

Investec Funds                          Wired-Registered Trademark- Index Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                   Year Ended December 31,
                                               --------------------------------    December 15, 1998*
                           Six Months Ended                                              through
                            June 30, 2002#       2001        2000        1999       December 31, 1998

------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period         $      13.04       $ 18.38     $ 23.52      $13.95            $12.50
                           ---------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
(loss)                             (0.04)        (0.14)      (0.19)      (0.12)             0.00+
Net realized and
unrealized gain (loss) on
investments                        (3.21)        (5.20)      (3.45)       9.69              1.45
                           ---------------------------------------------------------------------------
Total from investment
operations                         (3.25)        (5.34)      (3.64)       9.57              1.45
                           ---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                                 -             -           -        0.00+                -
From net realized gains                -             -       (1.50)          -                 -
                           ---------------------------------------------------------------------------
Total distributions                    -             -       (1.50)       0.00+                -
                           ---------------------------------------------------------------------------
Net asset value, end of
period                      $       9.79       $ 13.04     $ 18.38      $23.52            $13.95
                           ---------------------------------------------------------------------------
                           ---------------------------------------------------------------------------

Total return                      (24.92)%++    (29.05)%    (16.78)%     68.68%            11.60%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                  $       58.9       $  79.3     $ 153.0      $164.0            $  9.4

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed or
recouped                            1.79%(+)      1.46%       1.23%       1.38%             1.97%(+)
After fees waived and
expenses absorbed or
recouped                            1.35%(+)      1.35%       1.24%       1.35%             1.35%(+)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before fees waived and
expenses absorbed or
recouped                           (0.60)%(+)    (0.89)%     (0.79)%     (0.92)%            0.02%(+)
After fees waived and
expenses absorbed or
recouped                           (1.04)%(+)    (0.78)%     (0.80)%     (0.89)%            0.60%(+)

Portfolio turnover rate            42.12%++      50.03%      27.41%      39.82%             0.11%++

  #  UNAUDITED.
  *  COMMENCEMENT OF OPERATIONS.
  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Notes to Financial Statements

Notes to Financial Statements (Unaudited)

Note 1

Organization

Investec Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers four separate series all of whose long-term objective is capital appreciation: Investec Asia Focus Fund (the "Asia Focus Fund"), formerly Investec Asia Small Cap Fund, Investec China & Hong Kong Fund (the "China & Hong Kong Fund"), Investec Mainland China Fund (the "Mainland China Fund"), and Investec Wired-Registered Trademark- Index Fund (the "Wired-Registered Trademark- Index Fund"), (collectively, the "Funds"). The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, the Wired-Registered Trademark-Index Fund began operations on December 15, 1998.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments.

Foreign interest income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in interest income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates, subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counterparties to these contracts are major U.S. financial institutions.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

---------------
36

Investec Funds                    Notes to Financial Statements

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. CONCENTRATION OF RISK. Asia Focus Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Wired-Registered Trademark- Index Fund invests substantially all of its assets in securities of companies that comprise the Wired-Registered Trademark- Index. The consequences of political, social or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G. SECURITIES LENDING. Each Fund may temporarily loan securities up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by cash collateral at least equal, at all times, to the fair value of the securities loaned. The risk associated with securities lending is that the borrower may not provide additional collateral when required or return the security when due. The market value of securities loaned and related cash collateral at June 30, 2002 were:

FUND                                      MARKET VALUE   COLLATERAL
Wired-Registered Trademark- Index Fund    $ 3 324 746   $  3 456 938

Note 3

Commitments and other related party transactions

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Investec Asset Management U.S. Limited (the "Advisor"), which provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Asia Focus Fund                           1.00%
China & Hong Kong Fund                    1.00%
Mainland China Fund                       1.00%
Wired-Registered Trademark- Index Fund    0.90%  on the first $100 million
                                          0.75%  on the next $100 to $500 million and
                                          0.60%  on assets over $500 million

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses, through June 30, 2002, by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Asia Focus Fund       1.98%
Mainland China Fund   1.98%
Wired-Registered
  Trademark- Index
  Fund                1.35%

                                                                 ---------------

Investec Funds                    Notes to Financial Statements

For the six months ended June 30, 2002, the Advisor waived fees and absorbed expenses as follows:

Asia Focus Fund      $ 59 205
Mainland China Fund  $ 61 731
Wired-Registered
  Trademark- Index
  Fund               $164 866

Expenses reimbursed by the Advisor through December 31, 1997 may be recouped from the Funds through December 31, 2002, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the recoupment period of any expense reimbursements in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At June 30, 2002, the Advisor may recapture a portion of the following amounts no later than the dates as stated below:

                                                    DECEMBER 31,
                           ---------------------------------------------------------------
FUNDS:                       2002      2003       2004       2005       2006       2007
Asia Focus Fund                   -  $ 181 002  $ 152 568  $ 186 854  $ 171 492  $  59 205
Mainland China Fund        $ 11 487  $ 160 801  $ 154 800  $ 114 458  $ 133 846  $  61 731
Wired-Registered
  Trademark- Index Fund           -          -          -          -  $ 115 558  $ 164 866

At June 30, 2002, the amount available for recoupment that has been paid and/or waived by the Advisor on the behalf of the Funds are as follows:

Asia Focus Fund                                     $751 121
Mainland China Fund                                 $637 123
Wired-Registered Trademark- Index Fund              $280 424

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum total fee of $60,000, excluding the China & Hong Kong Fund:

FUND                                                                 ASSET BASED FEE
China & Hong Kong Fund                              0.25% of average daily net assets subject to
                                                    $40 000 annual minimum.
Asia Focus Fund and Mainland China Fund             0.25% of average daily net assets.
Wired-Registered Trademark- Index Fund              0.05% of average daily net assets.

For the six months ended June 30, 2002 the following Funds incurred the following Administration fees:

Asia Focus Fund                                     $30 150
China & Hong Kong Fund                              $92 944
Mainland China Fund                                 $ 9 809
Wired-Registered Trademark- Index Fund              $19 042

U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

---------------
38

Investec Funds                    Notes to Financial Statements

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

Certain officers of the Funds are also officers and/or Directors of the Advisor and Administrator.

Note 4

Investment Transactions

The following table presents purchases and sales of securities, excluding short-term investments, during the six months ended June 30, 2002 to indicate the volume of transactions in each Fund. The book cost of securities held at June 30, 2002, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                           NET
                                                                           GROSS          GROSS         UNREALIZED
                                                                         UNREALIZED     UNREALIZED     APPRECIATION
FUNDS                        PURCHASES        SALES        BOOK COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
Asia Focus Fund            $  25 651 598  $  23 773 732  $  19 907 695  $ 2 886 324   $  (1 230 403)  $    1 655 921
China & Hong Kong Fund     $  21 060 483  $  23 630 182  $  72 131 186  $ 8 235 617   $  (9 258 993)  $   (1 023 376)
Mainland China Fund        $   2 349 708  $   2 575 435  $   6 880 986  $   926 118   $    (842 173)  $       83 945
Wired-Registered
  Trademark- Index Fund    $  32 245 111  $  34 914 980  $  80 856 335  $ 5 007 810   $ (23 741 023)  $  (18 733 213)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales the realization for tax purposes of unrealized gains/losses on certain derivative instruments the difference between book and tax amortization methods for premium and market discount the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies return of capital adjustments from real estate investment trusts.

Note 5

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible variations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at June 30, 2002 were as follows:

CHINA & HONG KONG FUND

CURRENCY    PAYABLE         CURRENCY DELIVERABLE       DELIVERY DATE  UNREALIZED LOSS
  US$       508 067      Hong Kong Dollar 3 962 869        07/02/02      $       9
                                                                         ---------
                       Total Forward Contracts                           $       9
                                                                         =========

                                                                 ---------------

Investec Funds                    Notes to Financial Statements

Note 6

Trustee and Officer Information

                                                                                   NUMBER OF
                                                              PRINCIPAL          PORTFOLIOS IN            OTHER
                             POSITION(S)                    OCCUPATION(S)        FUND COMPLEX         DIRECTORSHIPS
 NAME, ADDRESS, AND           HELD WITH      DATE            DURING THE            OVERSEEN              HELD BY
 AGE                           TRUSTS      ELECTED+         PAST 5 YEARS          BY TRUSTEE             TRUSTEE

 Timothy W.N. Guinness            Trustee     August  Chief Executive Officer      4 Investec   Investec Global Strategy
   1055 Washington Blvd,                        1998  and Joint Chairman of             Funds   Fund Limited (1984).
   3rd Floor                                          Investec since August                     Investec International
   Stamford, CT 06901                                 1998. Was the Chief                       Accumulation Fund Limited
   (54)                                               Executive Officer of                      (1984), Investec Select
                                                      Guinness Flight Hambro                    Funds Plc (1998),
                                                      Asset Management Limited,                 Investec Extra Income
                                                      London, England                           Trust Plc (1995),
                                                                                                Investec High Income
                                                                                                Trust Plc (2001), SR
                                                                                                Europe Investment Trust
                                                                                                Plc (2001).

 James I. Fordwood*               Trustee      April  President of Balmacara       4 Investec
   1055 Washington Blvd,                        1994  Production Inc. as                Funds
   3rd Floor                                          investment holding and
   Stamford, CT 06901                                 management services
   (53)                                               company that he founded
                                                      in 1987.

 Dr. Gunter Dufey*                Trustee      April  A member of the faculty      4 Investec   Director GMAC Auto
   1055 Washington Blvd,                        1994  of the Graduate School of         Funds   Receivable Corporation.
   3rd Floor                                          Business Administration                   Since 1992.
   Stamford, CT 06901                                 at the University of
   (61)                                               Michigan since 1969.

 Dr. Bret A. Herscher*            Trustee      April  President of Pacific         4 Investec   Director Strawberry Tree
   1055 Washington Blvd,                        1994  Consultants a technical           Funds   Inc. Since 1989.
   3rd Floor                                          and technology management
   Stamford, CT 06901                                 consulting company
   (43)                                               serving the Electronic
                                                      industry and venture
                                                      capital community which
                                                      he co-founded in 1988.

---------------
40

Investec Funds                    Notes to Financial Statements

                                                                                   NUMBER OF
                                                              PRINCIPAL          PORTFOLIOS IN            OTHER
                             POSITION(S)                    OCCUPATION(S)        FUND COMPLEX         DIRECTORSHIPS
 NAME, ADDRESS, AND           HELD WITH      DATE            DURING THE            OVERSEEN              HELD BY
 AGE                           TRUSTS      ELECTED+         PAST 5 YEARS          BY TRUSTEE             TRUSTEE

 J. Brooks Reece, Jr.*            Trustee      April  A Vice-President of          4 Investec   President & Director of
   1055 Washington Blvd,                        1994  Adcole Corp. a                    Funds   Adcole Far East Ltd.
   3rd Floor                                          manufacturer of precision                 Since 1986.
   Stamford, CT 06901                                 measuring machines and
   (54)                                               sun angle sensors for
                                                      space satellites, since
                                                      1993.

 Royce N. Brennan               President  September  Managing Director of the
   1055 Washington Blvd,                        2000  U.S. operations for
   3rd Floor                                          Investec Asset
   Stamford, CT 06901                                 Management. Previously,
   (43)                                               he was Managing Director
                                                      of Investec Asset
                                                      Management Asia. Joined
                                                      Investec Guinness Flight
                                                      Global as Director and
                                                      Sr. Investment Manager in
                                                      1995.

 Eric M. Banhazl            Treasurer and      April  Senior Vice President
   2020 E. Financial Way,       Secretary       1994  U.S. Bancorp Fund
   Suite 100                                          Services LLC. since 1990.
   Glendora, CA 91741
   (44)

---------------------

  *  NOT AN "INTERESTED PERSON", AS THAT IS DEFINED BY THE 1940 ACT.
  +  TRUSTEES AND OFFICERS OF THE FUND SERVE UNTIL THEIR RESIGNATION, REMOVAL OR
     RETIREMENT.

                                                                 ---------------

Investec Funds                          Information

Information

BOARD OF TRUSTEES             CONTACT INVESTEC FUNDS
J. Brooks Reece, Jr.,         P.O. Box 701
CHAIRMAN                      Milwaukee, WI 53201-0701
Dr. Gunter Dufey              24-hour OneCall Center: 800-915-6566
James I. Fordwood             Literature Requests: 800-915-6565
Timothy W.N. Guinness         Shareholder Services: 800-915-6566
Dr. Bret A. Herscher          mail@investecmail.com
                              www.investecfunds.com

INVESTEC FUNDS

FUND                                    CUSIP     TICKER  FUND#

Asia Focus Fund                      46129X 20 5  IASMX    991

China & Hong Kong Fund               46129X 30 4  ICHKX    139

Mainland China Fund                  46129X 50 2  ICHNX    992

Wired-Registered Trademark- Index
Fund                                 46129X 60 1  IWIRX    212

---------------
42

102 (08/02)                                     [INVESTEC ASSET MANAGEMENT LOGO]